Vanguard Windsor(TM)Fund

Annual Report October 31, 2000

[SHIP]
[THE VANGUARD GROUP LOGO]

OUR REPORTS TO
THE OWNERS

At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.

In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.

We've introduced several changes to this year's annual reports to make them even more useful. Among the changes:

     - Larger  type  and redesigned graphics to make the reports easier to read.

     - An at-a-glance summary of key points about fund performance and the financial markets.

     - A table--included for many funds--in which the investment adviser highlights significant changes in holdings.

     - Comparisons of fund performance and characteristics against both a broad market index and a "best fit" benchmark.

     We hope you'll find that these changes make the reports even more accessible and informative.

SUMMARY

* Vanguard Windsor Fund earned 11.6% during the 12 months ended October 31, 2000, surpassing returns for both its average peer fund and its index benchmarks.

* Value stocks in general, and Windsor's holdings in particular, rebounded during the second half of the fiscal year.

* The fund benefited from strong stock picks in several sectors, especially the financial services and consumer discretionary groups.


CONTENTS

 1 Letter from the Chairman

 6 Notice to Shareholders

 7 Adviser's Report

 9 Fund Profile

10 Glossary of Investment Terms

11 Performance Summary

12 Report on After-Tax Returns

13 Financial Statements

22 Report of Independent Accountants

LETTER
 from the Chairman

Fellow Shareholders,

VANGUARD WINDSOR FUND earned 11.6% in the fiscal year ended October 31, which was a turbulent period for stocks. Windsor outpaced the broad market as well as our benchmarks: the average multi-cap value fund, the Russell 1000 Value Index, and the Standard & Poor's 500 Index.
     We thank our shareholders for their patience in recent years when value stocks generated returns well below those of growth issues. It took discipline to stick with value investing when price momentum--buying stocks mainly because their prices had risen--was a driving force on Wall Street. However, it appears that pundits who declared the death of value investing were off target.

2000 TOTAL RETURNS               FISCAL YEAR ENDED
                                        OCTOBER 31
--------------------------------------------------
Vanguard Windsor Fund                        11.6%
Average Multi-Cap Value Fund*                10.9
Russell 1000 Value Index                      5.5
S&P 500 Index                                 6.1
--------------------------------------------------
*Derived from data provided by Lipper Inc.

     The table above presents the 12-month returns of the fund and its benchmarks. The fund's total return (capital change plus reinvested dividends) is based on a decrease in net asset value from $16.91 per share on October 31, 1999, to $16.44 per share on October 31, 2000, and is adjusted for dividends totaling $0.29 per share paid from net investment income and a distribution of $1.90 per share paid from net realized capital gains.
     If you own Vanguard Windsor Fund in a taxable account, we call your attention to a review of the fund's after-tax returns on page 12.

MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED OCTOBER 31, 2000

                                                 ONE        THREE          FIVE
                                                YEAR        YEARS         YEARS
--------------------------------------------------------------------------------
STOCKS

S&P 500 Index (Large-caps)                       6.1%        17.6%         21.7%
Russell 2000 Index (Small-caps)                 17.4          5.9          12.4
Wilshire 5000 Index (Entire market)              8.1         16.0          20.1
MSCI EAFE Index (International)                 -2.7          9.7           8.9
--------------------------------------------------------------------------------
BONDS

Lehman Aggregate Bond Index (Entire market)      7.3%         5.7%          6.3%
Lehman 10 Year Municipal Bond Index              8.2          5.0           5.7
Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                      5.7          5.2           5.2
================================================================================
CPI

Consumer Price Index                             3.4%         2.5%          2.5%
--------------------------------------------------------------------------------


FINANCIAL MARKETS IN REVIEW

The U.S. stock market began the fiscal year like a skyrocket as investors targeted technology-related stocks. In the first two months of the period, the broad market gained more than 11%. Fueling the increase were favorable economic data: Production rose rapidly, unemployment fell below 4% of the workforce, long-term interest rates declined, and inflation was well-behaved, aside from a rise in energy prices.

     But as the period progressed, the effects of higher short-term interest rates--engineered by the Federal Reserve Board to slow the economy and forestall inflation--began to show. Data suggested that the economy's expansion was decelerating to a moderate pace. And despite solid increases in corporate earnings, doubts grew that companies could sustain the growth pace amid a slowing economy.

     Investors seemed to grow wary of the lofty prices of many tech stocks in relation to their earnings and other fundamentals. Value stocks--those issues characterized by relatively low prices in relation to earnings, book value, and dividends-- generally benefited from the market's increased emphasis on current earnings.



TOTAL RETURNS
                           OCT. 31, 1999, TO      APR. 30, 2000, TO       FISCAL
                               APR. 30, 2000          OCT. 31, 2000         2000
--------------------------------------------------------------------------------
Russell 1000 Growth Index              18.7%                  -7.9%         9.3%
Russell 1000 Value Index               -1.0                    6.6          5.5
--------------------------------------------------------------------------------

The result was a significant split between first- and second-half results for growth and value stocks, as the table above shows.

     For the full 12 months, the overall market, as measured by the Wilshire 5000 Total Market Index, returned 8.1%--a decent result but below the double-digit gains investors have seen in recent years. For a change, small- and mid-capitalization stocks outpaced their large-cap counterparts: The small-cap Russell 2000 Index returned 17.4% for the 12 months, 11.3 percentage points ahead of the return of the large-cap S&P 500 Index.

     The year saw huge variations in returns of various industry groups. For example, higher oil and natural gas prices boosted the oil exploration and services companies in the "other energy" group to a 49% return, making this the top-performing sector within the S&P 500 Index. Other strong sectors included producer durables (31%), health care (16%), and financial services (15%). The year's big losers were telephone companies, which weighed down the utilities group (-15%), and retailers, apparel makers, and other firms in the consumer discretionary sector (-13%).

     Short-term interest rates rose substantially during the year, with the yield on 3-month U.S. Treasury bills increasing 1.3 percentage points. The increase essentially matched the 1.25-point boost in the federal funds rate accomplished in four steps by the Federal Reserve.

     Yields were relatively flat, on balance, for most longer-term securities. A rising federal budget surplus shrank the supply of U.S. Treasury bonds, and their yields declined slightly for the fiscal year: The 30-year Treasury's yield fell from 6.16% to 5.79%. Yields on 10-year Treasuries fell by about a quarter-point. In general, bonds turned in solid results during the 12 months. The Lehman Brothers Aggregate Bond Index, a proxy for taxable investment-grade bonds, returned 7.3%, outpacing the S&P 500 Index. Mortgage-backed securities and high-quality corporate bonds performed well, benefiting from investors' shift toward high-quality bonds and away from speculative issues. Prices of high-yield bonds fell by more than 10%, on average, and the Lehman High Yield Index returned -1.6%.

FISCAL 2000 PERFORMANCE OVERVIEW

Vanguard Windsor Fund's 11.6% return in the fiscal year ended October 31 represented a remarkable comeback. After declining -10.4% from November through February, the fund generated a 24.6% return during the final eight months of our fiscal year. Windsor's full-year gain placed it modestly ahead of the average multi-cap value fund and far in advance of the Russell 1000 Value Index. We also finished the year well ahead of the broad market indexes.

     The turnabout was not the result of some sudden brilliant change in strategy by our advisers--Wellington Management Company and Sanford C. Bernstein & Co. They have continued to follow their disciplined approaches to selecting stocks. Rather, it seemed that the market began to recognize the merits of a number of stocks that our advisers had selected.

     The standout group for Windsor was financial services stocks--the fund's largest industry concentration at about one-quarter of assets on average. (This group accounted for more than 30% of the Russell 1000 Value Index.) Windsor's financial stocks earned an average of 26% during the fiscal year, nearly double the average return for the sector in the Russell index. In the consumer discretionary group, Windsor's holdings earned about 14% during the fiscal year, compared with a -6% return for this group in the index. Windsor's health care and materials & processing stocks also significantly outperformed those in the index. On the other hand, our fund's overall return was hurt by very poor results from its utilities stocks (down nearly -30%) and by having more than triple the market weighting in the materials & processing sector, a poorly performing segment of the market.

--------------------------------------------------------------------------------
The standout group for Windsor Fund was financial services stocks.
--------------------------------------------------------------------------------

     The past year showed that patience and perspective are necessary virtues for value investors, who by definition are choosing securities that have been shunned by many other investors (that's why their prices are relatively low in comparison with earnings and other measures).

     We note that many individuals who gave into the temptation to alter their investment allocations paid a heavy price. Consider that the largest flows of cash into technology-related mutual funds and out of value funds like Windsor occurred in February and March 2000. The timing of these flows couldn't have been worse.

     That said, we don't pretend to know what the market has in store next, and we continue to believe that long-term investors should maintain exposure to both value stocks and growth stocks. As fiscal 2000 demonstrated, market leadership can switch suddenly and decisively from growth to value and back again. As we said in our letter one year ago, we believe that Windsor's disciplined approach to seeking value gives the fund a good chance to achieve our goal of providing superior long-term returns.

TOTAL ASSETS MANAGED                                            OCTOBER 31, 2000

                                                        $ MILLION     PERCENTAGE
--------------------------------------------------------------------------------
Wellington Management Company, llp                        $11,799            74%
Sanford C. Berstein & Co., LLC                              3,867            24
Cash Investments*                                             269             2
--------------------------------------------------------------------------------
Total                                                     $15,935           100%
--------------------------------------------------------------------------------
*This cash is invested by The Vanguard Group in equity index futures to simulate investment in stocks; each adviser also maintains a modest cash position.

     The table above shows the current allocation of Windsor Fund assets between our two advisers.

LONG-TERM PERFORMANCE OVERVIEW

We're pleased by Windsor Fund's strong relative results during fiscal 2000, but we believe that performance is best measured over the long haul. The table below presents the average annual returns for your fund, the average multi-cap value fund, and two market benchmarks over the past decade. It also presents the results of hypothetical $10,000 investments made ten years ago in each.

     Windsor Fund's edge over its average competitor amounted to more than $5,000 over the decade. Our record versus the index benchmarks wasn't as good. The Russell 1000 Value Index is a good yardstick for us, although not a precise fit, since some of its constituent stocks are fairly pricey by Windsor standards. The S&P 500 Index, of course, contains both value and growth stocks--a big advantage during the 1990s, when growth stocks were the best performers.

     Our low operating costs explain much of our margin over our peer fund group. Windsor Fund's expense ratio is a slender 0.31%, or


TOTAL RETURNS                                                    TEN YEARS ENDED
                                                                OCTOBER 31, 2000

                                      AVERAGE                     FINAL VALUE OF
                                       ANNUAL                          A $10,000
                                       RETURN                 INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard Windsor Fund                   17.5%                           $50,084
Average Multi-Cap Value Fund            16.2                             44,732
Russell 1000 Value Index                18.3                             53,805
S&P 500 Index                           19.4                             59,083
--------------------------------------------------------------------------------

$3.10 per $1,000 of assets, versus the 1.39% ($13.90 per $1,000) charged by the average multi-cap value fund, according to data from Lipper Inc. This cost advantage gives our advisers a head start versus competitors, year after year, in our quest to provide superior returns. (In comparison with indexes, all funds are at a disadvantage, since indexes exist only on paper and incur no costs at all.)

     Of course, our goal is to provide long-term returns that beat those of both our peer funds and our index benchmark. We hope to improve our relative returns in future years, but stress that it's unlikely that we or the market will match the absolute returns recorded during the past ten years. The stock market's performance during the 1990-2000 decade was one of its best ever; returns were far above the 11% to 12% annual average for stocks over the past 75 years or so. We suggest that in making your investment plans, you assume no more than the long-term average return of about 11%. After all, if you make modest assumptions and the market exceeds them, the result is not bad: You'll merely get to your objectives sooner.


IN SUMMARY

The financial markets during the past 12 months certainly reinforced the importance of diversification. Just when it seemed that a single hot sector of the stock market was the only place to be, technology-related stocks swooned and value stocks came to the fore. And bonds--the asset class many investors forgot in the excitement of the bull market in stocks--posted solid results.

     Perhaps the one safe prediction for the next 12 months is that markets will continue to be quite unpredictable. But uncertainty and volatility--risk, to use a four-letter word--are constant companions for investors. A balanced investment program--a mix of short-term investments, bonds, and both value and growth stocks--can help you manage risk. Once you've built such a program in accordance with your objectives, time horizon, financial situation, and tolerance for market fluctuations, we recommend staying the course.

Sincerely,
/S/ JOHN J. BRENNAN
November 13, 2000


JOHN J. BRENNAN
Chairman and
Chief Executive Officer

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS: CHANGE IN OWNERSHIP
FOR SANFORD C. BERNSTEIN & CO., INC.
On June 20, 2000, Alliance Capital Management L.P. (Alliance Capital) announced that it had agreed to acquire Sanford C. Bernstein & Co., Inc. (Bernstein), one of the advisers to Vanguard Windsor Fund. The change in ownership is not expected to have any practical effect on the management or operations of your fund. However, your fund's advisory contract with Bernstein automatically terminated when the change in ownership occurred. This automatic termination is required by the Investment Company Act of 1940.

     Alliance Capital's acquisition of Bernstein became effective on October 2, 2000. Following the completion of that transaction, Bernstein's investment professionals, including those responsible for the management of your fund's assets, now provide investment management services through Sanford C. Bernstein & Co., LLC (Bernstein LLC), a subsidiary of Alliance Capital and Alliance Capital's Bernstein Investment Research and Management Unit. Accordingly, on September 14, 2000, your fund's board of trustees approved a new investment advisory contract with Bernstein LLC to take effect when the ownership change was completed. All of the key terms of the new contract, except for its commencement and termination dates, are the same as those in the previous contract. Your board believes that, like the previous advisory contract, the new advisory contract will enable the fund to obtain services of high quality at reasonable cost and that it is in the best interests of the fund and its shareholders. The board's unanimous vote to approve the new contract included all of the trustees who are not "interested persons" of the fund or of Bernstein LLC.

     In 1993, the Windsor Fund received permission from the U.S. Securities and Exchange Commission and the fund's shareholders for the trustees to enter into a new advisory agreement without the delay and expense of a shareholder vote. This special permission was made subject to several conditions, including the requirement that shareholders be notified of changes to the fund's investment advisory agreement.

     Bernstein LLC is located at 767 Fifth Avenue, New York, NY 10153. Bernstein LLC is registered as an investment adviser with the U.S. Securities and Exchange Commission. Bernstein began providing private investment advisory services in 1967 and has provided such services to both domestic and international investment portfolios for corporate, government, and union benefit plans; mutual funds; individuals; endowments; and foundations. As of June 30, 2000, Bernstein had total assets under management of approximately $82.7 billion.

ADVISER'S
   Report                                     WELLINGTON MANAGEMENT COMPANY, LLP

After appreciating a staggering 245% from the end of 1997 through the first quarter of 2000, the technology sector in the S&P 500 Index has finally undergone some correction, dropping about 25% in the final seven months of vanguard windsor fund's fiscal year ended October 31. Given our obvious underweighting in these mostly high-P/E stocks, which at their peak represented close to one-third of the market's value, this correction provided an improved backdrop for Windsor-style investing in the second half of the year.

     For the entire fiscal year, our outperformance of the S&P 500 Index was led by three sectors--energy, financials, and health care. In each of these, we were doubly blessed: Our portion of the fund was overweighted versus the index in a sector that outperformed the market and our holdings outpaced the sector average. And, believe it or not, our technology stocks--low-P/E tech stocks, to be sure--were up 30%, outperforming both the market as a whole and the average return from the tech sector.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by emphasizing common stocks that are generally misunderstood, out of favor, or undervalued by fundamental measures such as price/earnings ratio or dividend yield. The fund may concentrate a large portion of assets in those securities or industries the advisers believe offer the best return potential.
--------------------------------------------------------------------------------

     A notable event that contributed importantly to performance for the year was the September announcement that Citigroup was acquiring Associates First Capital--our second-largest holding at the time--at a 53% premium. On the negative side of things, our long-distance telephone holdings--AT&T and WorldCom--were very poor performers. We still hold these stocks and believe that they have significant upside potential, although we've reduced our price targets for them due to significantly reduced earnings forecasts.

     The U.S. economy is transitioning from the too-high GDP growth rate of about 5.5% that we saw in 1999 and in the first half of 2000 to a more sustainable growth rate of 3.0% to 3.5% for the second half of the year and, we expect, for the next two or three years. We think that the odds are against this slowdown turning into a recession. The underlying productivity of the U.S. economy is strong, which should keep inflation well contained, and there are no broad inventory or other imbalances that might get us in trouble. When end demand slows, as it has lately, you do get inventory imbalances in individual sectors. However, in our modern economy such imbalances typically get recognized and dealt with in two or three quarters.

     Importantly, we see real (inflation-adjusted) consumer spending growing 3.0% to 3.5% next year, about in line with real disposable income. And the consumer is, after all, about two-thirds of the economy. The increase in oil's price--from around $12 a barrel in early 1999 to around $35 now--has dampened consumer spending, but we expect the price to retrace its steps to the low $20s over the next 12 months, as OPEC's production now is clearly outstripping annualized demand. The recent decline in mortgage rates is another positive factor in the outlook for consumer spending, and we have already seen a bounce in home buying from spring and summer levels.

     While we see the economy in a positive light, the market is not so sure. This has created good value opportunities in cyclical stocks. Accordingly, we are somewhat overweighted in cyclical stocks--particularly Alcoa and other basic materials producers, retailers, specialty chemicals, and transportation.
     We are still considerably underweighted in both consumer nondurables and technology. Consumer nondurables have been poor performers for a year or two, and we don't see them outperforming the market given their still-high valuations, their low unit-volume growth, and the lack of their once-vaunted pricing power.

     And despite a 25% drop in tech stocks since March, the S&P's tech sector still sports a 32 price/earnings multiple based on estimates of next year's earnings. This is a high price relative to the 11% long-term growth rate for the information technology sector as a whole--especially if we are wrong about the economy and we wind up in a recession. In recessions, technology spending gets deferred, and tech stocks would be no fun at all. As it is, the group is being buffeted by decelerating growth in a number of technology sub-sectors-- a development that we envisioned in our report to you at midyear. Again, we do not forecast a recession. If we have one, it will be short and shallow. In any event, we think the prices of cyclicals, where we are overweighted, have factored in such a possibility better than tech prices have.

     We continue to invest your money in the longstanding Windsor tradition--emphasizing low-P/E stocks, staying price opportunistic on the buy side and price disciplined on the sell side, and being willing to sensibly concentrate--while keeping an eye on the ever-changing world of business and contemporary trends.

     Indeed, as tech stocks have weakened, we've used the opportunity to take starting positions in select tech stocks (Dell Computer and Hewlett-Packard, for example) at our kind of prices. Even so, we're still way underweighted in tech stocks overall. Other important new positions established in the latter half of the fiscal year include Staples, Cox Communications, and Petrobras, the big Brazilian oil company. We continue to forage--in our usual opportunistic and entrepreneurial fashion--for undervalued stocks with significant (30% or better) upside potential as we try to provide unusual returns to you, the shareholder.

Charles T. Freeman, Portfolio Manager                          November 17, 2000

FUND PROFILE                                              As of October 31, 2000
  for Windsor Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 10.

---------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                       WILSHIRE
                          FUND         BEST FIT*           5000
---------------------------------------------------------------
Number of Stocks           175               740          6,768
Median Market Cap        $8.9B            $41.6B         $46.1B
Price/Earnings Ratio     15.0x             19.8x          29.8x
Price/Book Ratio          2.2x              3.3x           4.5x
Yield                     1.6%              1.8%           1.1%
Return on Equity         15.3%             20.8%          22.8%
Earnings Growth Rate     12.2%             10.9%          16.8%
Foreign Holdings          7.3%              0.0%           0.0%
Turnover Rate              41%               ---            ---
Expense Ratio            0.31%               ---            ---
Cash Investments          0.6%               ---            ---
---------------------------------------------------------------


--------------------------------------------
TEN LARGEST HOLDINGS
   (% of total net assets)

Associates First Capital Corp.          5.4%
   (financial services)
Alcoa Inc.                              4.4
   (aluminum)
TJX Cos., Inc.                          3.3
   (retail)
WorldCom, Inc.                          3.1
   (telecommunications)
Citigroup, Inc.                         2.9
   (financial services)
Pharmacia Corp.                         2.8
   (pharmaceuticals)
Washington Mutual, Inc.                 2.4
   (savings & loan)
CIGNA Corp.                             2.1
   (insurance)
Air Products & Chemicals, Inc.          2.1
   (chemicals)
Eaton Corp.                             1.7
   (auto parts)
--------------------------------------------
Top Ten                                30.2%
--------------------------------------------


----------------------------------------------
VOLATILITY MEASURES

                                      Wilshire
              Fund  Best Fit*    Fund     5000
----------------------------------------------
R-Squared     0.89    1.00       0.53     1.00
Beta          1.15    1.00       0.88     1.00
----------------------------------------------


--------------------------------------------------------------------
SECTOR DIVERSIFICATION
   (% OF COMMON STOCKS)
                                                            WILSHIRE
                                     FUND       BEST FIT*       5000
--------------------------------------------------------------------
Auto & Transportation                7.3%           3.1%        1.7%
Consumer Discretionary               9.4            9.2        12.0
Consumer Staples                     1.1            7.8         5.3
Financial Services                  25.1           31.3        17.0
Health Care                          6.5            8.6        12.4
Integrated Oils                      5.7            7.2         3.1
Other Energy                         3.6            2.5         2.6
Materials & Processing              19.6            3.8         2.5
Producer Durables                    3.0            3.5         3.3
Technology                           6.1            4.7        26.4
Utilities                           11.0           15.7         8.7
Other                                1.6            2.6         5.0
--------------------------------------------------------------------
*Russell 1000 Value Index.


------------------------------
INVESTMENT FOCUS

MARKET CAP             Medium
STYLE                  Value
------------------------------


                                                           [PICTURE OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
   of Investment Terms

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing instruments. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
   for Windsor Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                   October 31, 1990-October 31, 2000

                      WINDSOR FUND     RUSSELL 1000 VALUE INDEX
1991                          44.7                         32.9
1992                           9.3                         10.7
1993                          28.3                         25.2
1994                           6.3                          0.8
1995                          17.8                         24.7
1996                          23.2                         23.7
1997                          27.0                         33.2
1998                          -0.8                         14.8
1999                          13.7                         16.5
2000                          11.6                          5.5
--------------------------------------------------------------------------------
See Financial Highlights table on page 19 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                         OCTOBER 31, 1990-OCTOBER 31, 2000

              WINDSOR      AVERAGE  RUSSELL 1000      WILSHIRE       S&P 500
                 FUND    MULTI-CAP         VALUE    5000 INDEX         INDEX
                        VALUE FUND*        INDEX

199010         10000         10000         10000         10000         10000
199101         12228         11555         11459         11562         11420
199104         13564         12645         12494         12865         12562
199107         13938         13077         12933         13395         13087
199110         14469         13519         13289         13860         13350
199201         14962         14216         13685         14751         14011
199204         15840         14506         14412         14789         14325
199207         16390         14787         14949         15166         14760
199210         15815         14848         14706         15202         14679
199301         18001         15951         16002         16310         15493
199304         18469         16253         16835         16332         15648
199307         19393         16749         17749         16916         16049
199310         20288         17748         18406         17902         16872
199401         21581         18436         19064         18488         17488
199404         20134         17560         18067         17432         16480
199407         21294         17808         18394         17646         16877
199410         21576         18397         18549         18356         17524
199501         20711         18046         18559         18300         17581
199504         22857         19677         20339         20019         19359
199507         25482         21524         22230         22239         21283
199510         25417         22165         23128         23062         22158
199601         27194         24001         25686         25108         24378
199604         28922         25085         26421         26464         25208
199607         28171         24206         25762         25508         24810
199610         31304         26738         28617         28118         27497
199701         35471         29346         31769         31252         30800
199704         35551         29229         32382         31131         31543
199707         41597         34654         38340         37538         37745
199710         39767         34438         38113         36990         36327
199801         40712         35400         40381         39123         39089
199804         46782         39386         46041         44600         44497
199807         42618         37294         45129         43961         45024
199810         39455         36091         43764         42484         44315
199901         40961         38855         47740         49829         51788
199904         48136         41217         52528         52172         54207
199907         46842         41389         51893         52018         54120
199910         44878         40321         50997         53385         55691
200001         42738         39515         49185         56994         57146
200004         46060         41085         50491         58554         59697
200007         46306         40930         49300         57832         58978
200010         50084         44732         53805         57709         59083
--------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED OCTOBER 31, 2000     FINAL VALUE
                                 -------------------------------    OF A $10,000
                                  1 YEAR     5 YEARS   10 YEARS       INVESTMENT
--------------------------------------------------------------------------------
Windsor Fund                        11.60%      14.53%     17.48%        $50,084
Average Multi-Cap Value Fund*       10.94       15.08      16.16          44,732
Russell 1000 Value Index             5.52       18.40      18.33          53,805
Wilshire 5000 Index                  8.10       20.14      19.16          57,709
S&P 500 Index                        6.09       21.67      19.44          59,083
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

A REPORT
   on Your Fund's After-Tax Returns

This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and cannot be used to predict future tax efficiency.
     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

     Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.

PRE-TAX AND AFTER-TAX                             PERIODS ENDED OCTOBER 31, 2000
AVERAGE ANNUAL TOTAL RETURNS

                                ONE YEAR        FIVE YEARS     TEN YEARS
                           -----------------------------------------------------
                           PRE-TAX AFTER-TAX PRE-TAX AFTER-TAX PRE-TAX AFTER-TAX
--------------------------------------------------------------------------------
Vanguard Windsor Fund        11.6%      7.8%   14.5%     10.7%   17.5%     13.8%
Average Mid-Cap Value Fund*  17.0      14.1    14.7      11.4    16.1      13.5
--------------------------------------------------------------------------------
*Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.
     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.
     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.
--------------------------------------------------------------------------------
A  NOTE  ABOUT  OUR   CALCULATIONS:   Pre-tax  total  returns  assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

                                                           [PICTURE OF COMPUTER]
                                         You can use Vanguard's online after-tax
                                                            return calculator at
                                                      www.vanguard.com/?aftertax
                                                    to customize the calculation
                                                       of your after-tax return.

FINANCIAL STATEMENTS
   October 31, 2000

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR FUND                                        SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.5%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (7.1%)

(2)   Eaton Corp.                                4,026,800               274,074
      Canadian National
        Railway Co.                              5,692,100               179,301
*(2)  Continental Airlines, Inc.
        Class B                                  2,560,800               134,442
      Compagnie Generale des
        Etablissements Michelin
        Class B                                  4,000,586               115,636
      Delta Air Lines, Inc.                      1,498,722                70,815
      Burlington Northern
        Santa Fe Corp.                           1,949,000                51,770
      Union Pacific Corp.                        1,072,300                50,264
      Delphi Automotive
        Systems Corp.                            2,937,059                46,075
      CSX Corp.                                  1,619,900                41,004
*(2)  America West Holdings
        Corp. Class B                            3,484,500                34,627
      Dana Corp.                                 1,550,200                34,395
      Genuine Parts Co.                          1,486,500                31,681
      Norfolk Southern Corp.                     1,923,600                27,171
      Ford Motor Co.                             1,011,843                26,434
      Southwest Airlines Co.                       307,000                 8,750
                                                                       ---------
                                                                       1,126,439
                                                                       ---------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                    SHARES                 (000)
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (9.2%)
(2)   TJX Cos., Inc.                            19,511,200               531,680
*     Staples, Inc.                             14,076,300               200,587
*(2)  Republic Services, Inc.                   10,574,800               142,099
      May Department Stores Co.                  4,676,100               122,748
(2)   Ross Stores, Inc.                          8,625,000               113,742
      Target Corp.                               2,901,000                80,140
*     Jones Apparel Group, Inc.                  2,341,400                65,120
      Newell Rubbermaid, Inc.                    2,054,600                39,423
*     Federated Department
        Stores, Inc.                             1,100,300                35,829
      Gannett Co., Inc.                            500,000                29,000
      VF Corp.                                     994,300                27,157
      Whirlpool Corp.                              619,800                26,961
      Sears, Roebuck & Co.                         841,800                25,027
      Leggett & Platt, Inc.                      1,200,700                19,661
      Dillard's Inc.                               616,900                 6,477
                                                                       ---------
                                                                       1,465,651
                                                                       ---------
CONSUMER STAPLES (1.1%)
      Philip Morris Cos., Inc.                   2,502,900                91,669
      ConAgra Foods, Inc.                        2,395,800                51,210
      Tyson Foods, Inc.                          1,812,600                20,278
      SuperValu Inc.                               942,100                14,485
                                                                       ---------
                                                                         177,642
                                                                       ---------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR FUND                                        SHARES                 (000)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (24.4%)
      Associates First Capital Corp.
        Class A                                 22,995,700               853,715
      Citigroup, Inc.                            8,744,400               460,174
      Washington Mutual, Inc.                    8,743,864               384,730
      CIGNA Corp.                                2,782,500               339,326
      Golden West Financial Corp.                4,745,300               266,033
(2)   Dime Bancorp, Inc.                         7,771,300               189,911
      U.S. Bancorp                               4,971,400               120,246
(2)   Liberty Property Trust REIT                4,324,100               114,318
      Bank of America Corp.                      2,313,500               111,193
      PartnerRe Ltd.                             1,860,500               101,397
      Bank One Corp.                             2,220,900                81,063
      The Chubb Corp.                              907,500                76,627
      FleetBoston Financial Corp.                2,009,530                76,362
      UnionBanCal Corp.                          3,292,900                69,151
      First Union Corp.                          1,944,300                58,937
      MBIA, Inc.                                   803,800                58,426
      American International
        Group, Inc.                                574,350                56,286
      KeyCorp                                    2,167,600                53,513
      Charter One Financial                      2,266,740                51,993
      American General Corp.                       637,000                51,279
      National City Corp.                        2,185,700                46,719
      AMBAC Financial Group Inc.                   579,900                46,283
      TCF Financial Corp.                        1,104,100                44,647
(2)   IPC Holdings Ltd.                          2,006,000                40,904
      Torchmark Corp.                            1,061,800                35,371
      Summit Bancorp                               873,700                32,764
      Fannie Mae                                   344,600                26,534
      Morgan Stanley Dean
        Witter & Co.                               276,000                22,166
      Regions Financial Corp.                      509,450                12,004
      Old Republic International Corp.             383,800                 9,979
      Horace Mann Educators Corp.                  257,300                 4,326
                                                                       ---------
                                                                       3,896,377
                                                                       ---------
HEALTH CARE (6.3%)
      Pharmacia Corp.                            8,132,904               447,310
      Aetna Inc.                                 3,752,000               216,913
      Aventis SA ADR                             1,919,550               138,328
*     Foundation Health
        Systems Class A                          6,028,660               121,704
      Johnson & Johnson                            402,100                37,043
      Merck & Co., Inc.                            200,000                17,988
*     Pacificare Health
        Systems, Inc.                            1,336,200                13,947
      Bergen Brunswig Corp.
        Class A                                  1,017,100                 9,218
  Aventis SA Class A                                99,671                 7,181
                                                                       ---------
                                                                       1,009,632
                                                                       ---------
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                    SHARES                 (000)
--------------------------------------------------------------------------------
INTEGRATED OILS (5.5%)
      USX-Marathon Group                         6,397,700               173,937
*     Petroleo Brasileiro ADR                    5,268,100               153,104
      Exxon Mobil Corp.                          1,647,104               146,901
      Phillips Petroleum Co.                     1,105,400                68,258
      Shell Transport &
        Trading Co. ADR                          1,302,300                64,057
      Texaco Inc.                                1,060,700                62,648
      Petro Canada                               2,535,800                53,252
      Occidental Petroleum Corp.                 2,623,200                52,136
      Conoco Inc. Class B                        1,831,300                49,788
      Amerada Hess Corp.                           666,700                41,335
      Repsol-YPF, SA ADR                         1,000,000                15,938
                                                                       ---------
                                                                         881,354
                                                                       ---------
OTHER ENERGY (3.6%)
      Anadarko Petroleum Corp.                   2,178,001               139,501
*     Anderson Exploration Ltd.                  6,774,134               124,196
(2)   Ultramar Diamond
        Shamrock Corp.                           4,547,400               119,369
      Devon Energy Corp.                         1,658,426                83,585
      Valero Energy Corp.                        2,401,300                79,393
      Ashland, Inc.                                607,000                19,879
                                                                       ---------
                                                                         565,923
                                                                       ---------
MATERIALS & PROCESSING (19.1%)
      Alcoa Inc.                                24,555,468               704,435
      Air Products & Chemicals, Inc.             8,831,200               329,514
(2)   Engelhard Corp.                           11,454,200               239,106
      E.I. du Pont de Nemours & Co.              3,200,000               145,200
      Rohm & Haas Co.                            4,805,400               144,462
      Willamette Industries, Inc.                3,898,100               141,550
      Abitibi-Consolidated, Inc.                15,176,789               132,797
      Jefferson Smurfit Group
        PLC ADR                                  6,918,641               125,400
*     Smurfit-Stone Container Corp.              9,126,750               123,211
*(2)  Packaging Corp. of America                 5,406,500                79,408
      Praxair, Inc.                              2,008,200                74,805
      Lyondell Chemical Co.                      4,603,203                66,171
      International Paper Co.                    1,597,281                58,500
      Dow Chemical Co.                           1,854,900                56,806
      Fort James Corp.                           1,650,800                54,373
      Pechiney SA ADR A                          2,861,128                51,500
      Lafarge Corp.                              2,587,700                48,843
      Georgia Pacific Group                      1,502,900                40,390
      Alcan Aluminium Ltd.                       1,265,600                39,946
      Sonoco Products Co.                        1,942,300                37,511
      The Mead Corp.                             1,185,000                34,291
      Sherwin-Williams Co.                       1,543,300                33,470
      AK Steel Corp.                             3,318,652                30,698

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                    SHARES                 (000)
--------------------------------------------------------------------------------
*(2)  Kaiser Aluminum &
        Chemical Corp.                           6,048,434                30,620
      Nucor Corp.                                  863,400                29,949
      Temple-Inland Inc.                           607,800                27,199
*     American Standard Cos., Inc.                 591,400                27,131
(2)   Century Aluminum Co.                       2,000,000                17,500
      Cabot Corp.                                  771,300                16,969
      Great Lakes Chemical Corp.                   485,000                16,187
      Phosphate Resources
        Partners LP                              4,018,800                16,075
      Boise Cascade Corp.                          473,900                13,595
      Crown Cork & Seal Co., Inc.                1,398,300                12,759
*     Albany International Corp.                 1,017,555                10,939
*     Cabot Microelectronics Corp.                 216,329                 9,559
*     Owens-Illinois, Inc.                       1,303,800                 7,741
      Ryerson Tull, Inc.                           969,446                 7,271
*     Burlington Industries, Inc.                2,383,700                 2,980
      Archer-Daniels-Midland Co.                   189,935                 2,089
      Owens Corning                                615,500                   846
                                                                       ---------
                                                                       3,041,796
                                                                       ---------
PRODUCER DURABLES (3.0%)
      Alcatel SA ADR                             1,681,551               104,887
*(2)  Toll Brothers, Inc.                        3,029,166                98,448
 (2)  Kaufman & Broad Home Corp.                 2,098,600                62,433
      CNH Global NV                              4,362,600                42,263
      Cooper Industries, Inc.                    1,103,600                42,213
      The BFGoodrich Co.                           971,200                39,759
 (2)  MDC Holdings, Inc.                         1,156,300                31,654
*(2)  Beazer Homes USA, Inc.                       860,464                23,985
      Centex Corp.                                 464,900                17,201
      Thomas & Betts Corp.                         648,600                 9,810
                                                                       ---------
                                                                         472,653
                                                                       ---------
TECHNOLOGY (5.9%)
*(2)  Arrow Electronics, Inc.                    7,899,300               252,778
      International Business
        Machines Corp.                           1,867,100               183,909
*     Dell Computer Corp.                        6,000,000               177,000
      Hewlett-Packard Co.                        3,300,000               153,244
      Avnet, Inc.                                2,027,000                54,476
*(2)  General Semiconductor, Inc.                3,468,600                39,672
*     Quantum Corp.-DLT &
      Storage Systems                            2,168,300                32,525
*     Adaptec, Inc.                              1,658,700                26,228
*     Litton Industries, Inc.                      279,900                14,537
*     Ingram Micro, Inc.                           732,500                12,498
                                                                       ---------
                                                                         946,867
                                                                       ---------
UTILITIES (10.7%)
*     WorldCom, Inc.                            20,720,339               492,108
* Cox Communications, Inc.
        Class A                                  5,709,300               251,566


--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                    SHARES                 (000)
--------------------------------------------------------------------------------

      AT&T Corp.                                 8,253,116               191,369
*     Adelphia Communications
        Corp. Class A                            5,252,400               174,314
*     Comcast Corp. Special
        Class A                                  2,592,500               105,644
      Xcel Energy, Inc.                          2,116,215                54,096
      PG&E Corp.                                 1,919,100                51,696
      Ameren Corp.                               1,272,300                50,574
      American Electric
        Power Co., Inc.                          1,213,400                50,356
      Consolidated Edison Inc.                   1,376,000                48,418
      SBC Communications Inc.                      837,720                48,326
      FirstEnergy Corp.                          1,704,100                44,094
      Cinergy Corp.                              1,334,900                40,881
      GPU, Inc.                                    993,600                32,851
      Verizon Communications                       533,442                30,840
*     Comcast Corp. Class A                        705,500                28,308
      BellSouth Corp.                              174,300                 8,421
                                                                       ---------
                                                                       1,703,862
                                                                       ---------

MISCELLANEOUS (1.6%)                                                     248,828
                                                                       ---------

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
        (Cost $14,084,858)                                            15,537,024
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.2%)
--------------------------------------------------------------------------------
      Kaufman & Broad Home Corp.
        8.25% Cvt. Pfd.
        (COST $23,120)                           3,163,700                28,473
--------------------------------------------------------------------------------

                                               Face Amount
                                                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.9%)(1)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(3)   6.54%, 1/25/2001                              15,000                14,769
FEDERAL NATIONAL MORTGAGE ASSN.
(3) 6.49%, 11/2/2000                                 3,000                 2,999
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
        Obligations in a Pooled
        Cash Account
        6.56%, 11/1/2000                           397,452               397,452
        6.58%, 11/1/2000--Note G                    45,758                45,758
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
        (Cost $460,982)                                                  460,978
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
        (Cost $14,568,960)                                            16,026,475
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR FUND                                                               (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     84,624
Liabilities--Note G                                                    (176,314)

                                                                       ---------
                                                                        (91,690)
                                                                       ---------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
      Applicable to 969,289,774 outstanding $.001
      par value shares of beneficial interest
      (unlimited authorization) $15,934,785
================================================================================
NET ASSET VALUE PER SHARE                                                 $16.44
================================================================================
*    See Note A in Notes to Financial Statements.
*    Non-income-producing security.
(1) The fund invests a portion of its reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.2% and 1.2%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2) Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $2,570,770,000.
(3) Securities with an aggregate value of $17,768,000 have been segregated as initial margin for open futures contracts.
ADR  --American Depositary Receipt.
REIT --Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                    AMOUNT                   PER
                                                     (000)                 SHARE
--------------------------------------------------------------------------------
AT OCTOBER 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid in Capital--Note E                        $12,624,337                $13.03
Undistributed Net
      Investment Income                             80,408                   .08
Accumulated Net
      Realized Gains--Note E                     1,781,994                  1.84
Unrealized Appreciation
      (Depreciation)--Note F
      Investment Securities                      1,457,515                  1.50
      Futures Contracts                            (9,469)                 (.01)
--------------------------------------------------------------------------------
NET ASSETS                                     $15,934,785                $16.44
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                                    WINDSOR FUND
                                                     YEAR ENDED OCTOBER 31, 2000
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
      Dividends*                                                      $ 290,584
      Interest                                                           27,075
      Security Lending                                                    1,712
--------------------------------------------------------------------------------
Total Income                                                            319,371
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
      Basic Fee                                                          20,781
      Performance Adjustment                                            (12,827)
The Vanguard Group--Note C
      Management and Administrative                                      37,757
      Marketing and Distribution                                          1,633
Custodian Fees                                                              275
Auditing Fees                                                                19
Shareholders' Reports                                                       346
Trustees' Fees and Expenses                                                  20
--------------------------------------------------------------------------------
      Total Expenses                                                     48,004
      Expenses Paid Indirectly--Note D                                   (2,777)
--------------------------------------------------------------------------------
      Net Expenses                                                       45,227
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   274,144
--------------------------------------------------------------------------------
REALIZED NET GAIN
      Investment Securities Sold* 1,994,887
      Futures Contracts 18,907
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                     2,013,794
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
      Investment Securities                                            (605,604)
      Futures Contracts                                                 (15,737)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (621,341)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $1,666,597
================================================================================
*Dividend income and realized net gain from affiliated companies were $34,184,000 and $7,097,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                              WINDSOR FUND
                                                        YEAR ENDED OCTOBER 31,
                                                     ---------------------------
                                                             2000          1999
                                                            (000)         (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                $  274,144    $  277,607
  Realized Net Gain                                     2,013,794     1,940,531
  Change in Unrealized Appreciation (Depreciation)       (621,341)       42,819
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations 1,666,597     2,260,957
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                  (287,257)     (255,285)
  Realized Capital Gain                                (1,869,353)   (1,341,486)
--------------------------------------------------------------------------------
   Total Distributions                                 (2,156,610)   (1,596,771)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                  932,126     1,402,297
  Issued in Lieu of Cash Distributions                  2,025,871     1,504,748
  Redeemed                                             (3,356,921)   (5,102,907)
--------------------------------------------------------------------------------
   Net Decrease from Capital Share Transactions          (398,924)   (2,195,862)
--------------------------------------------------------------------------------
Total Decrease                                           (888,937)   (1,531,676)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                    16,823,722    18,355,398
--------------------------------------------------------------------------------
  End of Year                                         $15,934,785   $16,823,722
================================================================================
1Shares Issued (Redeemed)
  Issued                                                   61,020        82,191
  Issued in Lieu of Cash Distributions                    135,718       100,940
  Redeemed                                               (222,437)     (311,166)
--------------------------------------------------------------------------------
   Net Decrease in Shares Outstanding                     (25,699)     (128,035)
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


------------------------------------------------------------------------------------------------------------
                                                                                     WINDSOR FUND
                                                                                YEAR ENDED OCTOBER 31,
                                                            ------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                     2000     1999      1998     1997      1996
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $16.91   $16.34    $19.55   $16.99    $15.55
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                           .28      .27       .23      .36       .43
  Net Realized and Unrealized Gain (Loss)on Investments          1.44     1.77      (.32)    3.94      2.85
------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              1.72     2.04      (.09)    4.30      3.28
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                           (.29)    (.24)     (.24)    (.41)     (.46)
  Distributions from Realized Capital Gains                     (1.90)   (1.23)    (2.88)   (1.33)    (1.38)
------------------------------------------------------------------------------------------------------------
   Total Distributions                                          (2.19)   (1.47)    (3.12)   (1.74)    (1.84)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $16.44   $16.91    $16.34   $19.55    $16.99
============================================================================================================
Total Return                                                   11.60%   13.74%    -0.78%   27.04%    23.16%
============================================================================================================

Ratios/Supplemental Data
  Net Assets, End of Year (Millions)                          $15,935  $16,824   $18,355  $20,678   $15,841
  Ratio of Total Expenses to Average Net Assets                 0.31%    0.28%     0.27%    0.27%     0.31%
  Ratio of Net Investment Income to Average Net Assets          1.75%    1.56%     1.31%    1.89%     2.75%
  Portfolio Turnover Rate                                         41%      56%       48%      61%       34%
============================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, and Sanford C. Bernstein & Co., LLC, provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fee of Wellington Management Company, llp, is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years.

The basic fee of Sanford C. Bernstein & Co., LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Value Index. For the year ended October 31, 2000, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund's average net assets before a decrease of $12,827,000 (0.08%) based on performance.
     The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2000, the fund had contributed capital of $2,914,000 to Vanguard (included in Other Assets), representing 0.02% of net assets and 2.9% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2000, directed brokerage and custodian fee offset arrangements reduced expenses by $2,670,000 and $107,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. During the year ended October 31, 2000, the fund purchased $6,269,347,000 of investment securities and sold $8,552,278,000 of investment securities, other than temporary cash investments.

     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $221,667,000 from accumulated net realized gains to paid in capital.

F. At October 31, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,457,515,000, consisting of unrealized gains of $3,270,144,000 on securities that had risen in value since their purchase and $1,812,629,000 in unrealized losses on securities that had fallen in value since their purchase.
     At October 31, 2000, the aggregate settlement value of open futures contracts expiring in December 2000 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                                (000)
                                                    ----------------------------
                                                    AGGREGATE
                            NUMBER OF              SETTLEMENT         UNREALIZED
FUTURES CONTRACTS      LONG CONTRACTS                   VALUE       DEPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index                     695                $250,235           $(8,475)
S&P MidCap 400 Index              104                  27,105              (994)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

G. The market value of securities on loan to broker/dealers at October 31, 2000, was $44,340,000, for which the fund held cash collateral of $45,758,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT
 of Independent Accountants

To the Shareholders and Trustees of Vanguard Windsor Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor Fund (the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 29, 2000

--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR VANGUARD WINDSOR FUND

This information for the fiscal year ended October 31, 2000, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $1,687,633,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     For corporate shareholders, 86.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

THE VANGUARD(R)
  Family of Funds

STOCK FUNDS

500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock
 Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets
 Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital
 Appreciation Fund
Tax-Managed Growth and
 Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock
 Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative
 Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
 Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS

Admiral(TM) Intermediate-Term
 Treasury Fund
Admiral(TM) Long-Term
 Treasury Fund
Admiral(TM) Short-Term
 Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term
 Tax-Exempt Fund
Intermediate-Term Bond
 Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term
 Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS

Admiral(TM) Treasury Money
 Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
 (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN

Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio




For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, Jr. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD  MANAGING DIRECTORS.

GREGORY BARTON, Legal Department.

ROBERT A. DISTEFANO, Information Technology.

JAMES H. GATELY, Direct Investor Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MACKINNON, Fixed Income Group.

F. WILLIAM MCNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD, Chief Financial Officer.

GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q220 122000

Vanguard Windsor(TM)II Fund
Annual Report October 31, 2000


OUR REPORTS TO
THE OWNERS

At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.

In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.

We've introduced several changes to this year's annual reports to make them even more useful. Among the changes:

     **Larger type and redesigned graphics to  make  the reports easier to read.

     **An at-a-glance summary of key points about fund performance and the financial markets.

     **A table--included for many funds--in which the investment adviser highlights significant changes in holdings.

     **Comparisons of fund performance and characteristics against both a broad market index and a "best fit" benchmark. We hope you'll find that these changes make the reports even more accessible and informative.

SUMMARY

* Vanguard Windsor II Fund posted a 7.2% return, just ahead of its average peer.

* Value stocks outperformed growth stocks during the second half of fiscal 2000.

* Windsor II's concentration in the financial services, utilities, and "other energy" sectors contributed to the fund's turnaround in performance.

CONTENTS

 1 Letter from the Chairman

 6 Notice to Shareholders

 7 Adviser's Report

10 Fund Profile

11 Glossary of Investment Terms

12 Performance Summary

13 Report on After-Tax Returns

14 Financial Statements

24 Report of Independent Accountants

LETTER
 from the Chairman

Fellow Shareholders,

Long-neglected value stocks came back in favor during a volatile 12 months in the financial markets, propelling vanguard windsor ii fund to a fiscal-year return of 7.2%, which outpaced the returns of our two value-focused comparative standards.


2000 TOTAL RETURNS                           FISCAL YEAR ENDED
                                                    OCTOBER 31
--------------------------------------------------------------
Vanguard Windsor II Fund                                  7.2%
Average Large-Cap Value Fund*                             7.1
Russell 1000 Value Index                                  5.5
Wilshire 5000 Index                                       8.1
--------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The adjacent table pre-sents the total returns (capital change plus reinvested dividends) for the 12 months ended October 31, 2000, for the fund, its average peer, and the unmanaged Russell 1000 Value Index, the benchmark we consider the best fit for Windsor II, as well as the Wilshire 5000 Total Market Index, a proxy for the overall U.S. stock market.

     The fund's return is based on a change in net asset value from $29.03 per share on October 31, 1999, to $27.58 per share on October 31, 2000, and is adjusted for dividends totaling $0.67 per share paid from net investment income and a distribution of $2.50 per share paid from net realized capital gains.

     If you own Vanguard Windsor II Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 13.

FINANCIAL MARKETS IN REVIEW

The U.S. stock market began the fiscal year like a skyrocket, as investors exhibited extreme enthusiasm for technology-related stocks. In the first two months of the period, the broad market gained more than 11%. Fueling the increase were favorable


MARKET BAROMETER                                Average Annual Total Returns
                                              Periods Ended October 31, 2000

                                              One        Three          Five
                                             Year        Years         Years
----------------------------------------------------------------------------
STOCKS

S&P 500 Index (Large-caps)                   6.1%        17.6%         21.7%
Russell 2000 Index (Small-caps)             17.4          5.9          12.4
Wilshire 5000 Index (Entire market)          8.1         16.0          20.1
MSCI EAFE Index (International)             -2.7          9.7           8.9
----------------------------------------------------------------------------
BONDS

Lehman Aggregate Bond Index (Entire market)  7.3%         5.7%          6.3%
Lehman 10 Year Municipal Bond Index          8.2          5.0           5.7
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                    5.7          5.2           5.2
============================================================================
CPI

Consumer Price Index                         3.4%         2.5%          2.5%
----------------------------------------------------------------------------
economic data: Production rose rapidly, unemployment fell below 4% of the workforce, long-term interest rates declined, and inflation was well-behaved, save for a rise in energy prices.

     But as the period progressed, the effects of higher short-term interest rates--engineered by the Federal Reserve Board to slow the economy and forestall inflation--began to show. Data suggested that the economy's expansion was decelerating to a moderate pace. And, despite solid increases in corporate earnings, doubts grew that companies could sustain the growth pace amid a slowing economy.

     Investors seemed to grow wary of the lofty prices of many tech stocks in relation to their earnings and other fundamentals. Value stocks--those issues characterized by relatively low prices in relation to earnings, book value, and dividends-- generally benefited from the market's increased emphasis on current earnings. The result was a significant split between first- and second-half results for growth and value stocks, as the table above shows.


TOTAL RETURNS

                           OCT. 31, 1999, TO   APR. 30, 2000 TO    FISCAL
                           APR. 30, 2000          OCT. 31, 2000      2000
--------------------------------------------------------------------------
Russell 1000 Growth Index               18.7%              -7.9%      9.3%
Russell 1000 Value Index                -1.0                6.6       5.5
--------------------------------------------------------------------------

     For the full 12 months, the overall market, as measured by the Wilshire 5000 Index, returned 8.1%--a decent result but one below the double-digit gains investors have seen in recent years. For a change, small- and mid-capitalization stocks outpaced their large-cap counterparts: The small-cap Russell 2000 Index returned 17.4% for the 12 months, 11.3 percentage points ahead of the return of the large-cap S&P 500 Index, which accounts for roughly three-fourths of the market value of U.S. stocks.

     The year saw huge variations in returns of various industry groups. Higher oil and natural gas prices helped the oil exploration and services companies in the "other energy" group to a 49% return, making this the top-performing sector within the S&P 500 Index. Other strong sectors included producer durables (+31%), health care (+16%), and financial services (+15%). Technology, a standout during the first half of the year, fell during the second half but still provided a 12-month return of 15%. The year's big losers were telephone companies, which weighed down the utilities group (-15%), and retailers, apparel makers, and other firms in the consumer discretionary sector (-13%).

THE FIXED INCOME MARKETS

Short-term interest rates rose substantially during the fiscal year, with the yield of 3-month U.S. Treasury bills rising 1.3 percentage points. The increase essentially matched the 1.25-point increase in the federal funds rate, accomplished in four steps by the Federal Reserve.

     Yields were relatively flat, on balance, for most longer-term securities, however. A rising federal budget surplus shrank the supply of U.S. Treasury securities, and their yields declined slightly for the fiscal year: The 30-year Treasury's yield fell from 6.16% to 5.79%. Yields on 10-year Treasuries fell by about a quarter-point. In general, bonds turned in solid results during the 12 months. The Lehman Aggregate Bond Index, a proxy for taxable investment-grade bonds, returned 7.3%, outpacing the S&P 500 Index. Mortgage-backed securities and high-quality corporate bonds performed well, benefiting from investors' shift toward high-quality bonds and away from speculative issues. The prices of high-yield bonds fell by more than 10% on average, and the Lehman High Yield Index returned -1.6%.

FISCAL 2000 PERFORMANCE OVERVIEW

What a difference a year makes. In fiscal 1999, the Windsor II Fund lagged its benchmarks. The fund performed poorly in an environment that punished value investing. Fiscal 2000 began in a similar fashion, but the trend reversed suddenly during the spring. Windsor II earned 25.2% in the last eight months of the period, regaining ground it lost early on and ending with a 12-month return of 7.2%. Although our return was only slightly ahead of the result of our average peer, we arrived at the same destination via very different routes. Our average peer built a big lead early in the fiscal year, but returned 11.7% in the last eight months, less than half of Windsor II's gain during the same period.

--------------------------------------------------------------------------------
Windsor II gained 25.2% in the last eight months, making up for a poor beginning to the fiscal year.
--------------------------------------------------------------------------------

     Three sectors played major roles in the fund's turnaround. The fund had more than one-quarter of its assets in financial services companies. While those holdings fared poorly initially, they returned 27.8% in the fiscal second half. In the "other energy" sector--the market's best performer during fiscal 2000 due to rising oil and natural gas prices--Windsor II's stake of about 10% was more than triple the sector weighting in the Russell 1000 Value Index. In the utilities sector, our holdings of electric companies performed well even as telephone companies slumped badly.

     One notable shortcoming during the period was the fund's stock selections in the consumer discretionary sector, which is home to many retailing and restaurant stocks that were hurt by tough competition and concerns about a possible slowdown in consumer spending.

     We recognize that Windsor II Fund's strong performance over the past eight months was overdue in the eyes of our shareholders, and we thank you for your patience during the preceding months, when value stocks were decidedly out of favor and our performance was well below par.

We note that many individuals who gave in to the temptation to alter their investment allocations in pursuit of hot growth stocks paid a heavy price. Consider that the largest flows of cash into technology-related mutual funds and the largest outflows of cash from value funds like Windsor II occurred in February and March 2000. The timing of these flows couldn't have been worse.



TOTAL ASSETS MANAGED                                     OCTOBER 31, 2000

                                                $ MILLION      PERCENTAGE
--------------------------------------------------------------------------
Barrow, Hanley, Mewhinney &
 Strauss, Inc.                                    $14,723              62%
Equinox Capital Management, Inc.                    3,682              15
Tukman Capital Management, Inc.                     3,233              13
Vanguard Quantitative Equity Group                  1,442               6
Cash Investments*                                     990               4
--------------------------------------------------------------------------
Total                                             $24,070             100%
--------------------------------------------------------------------------
*This cash is invested by The Vanguard Group in equity index futures to simulate investment in stocks; each adviser also maintains a modest cash position.


     That said, we don't pretend to know what the market has in store next, but we continue to believe that long-term investors are well-advised to maintain exposure to both value stocks and growth stocks. As fiscal 2000 demonstrated, market leadership can switch suddenly and decisively from growth to value and back again.

     As you know, the fund's assets are divided among four managers. The table at left shows the allocation among managers as of the end of the fiscal year. For further details on the fund's performance and holdings, please see the Adviser's Report on page 7.

LONG-TERM PERFORMANCE OVERVIEW

A single year's performance hardly provides an adequate picture of a fund's merits. We've always believed a long-term view is important. The table below shows that a hypothetical $10,000 investment a decade ago in Windsor II would have grown to $50,395, or about $1,400 more than a similar investment in the average large-cap value fund. However, during the past decade the fund lagged both the Russell 1000 Value and the Wilshire 5000 Indexes. As a total market benchmark, the Wilshire 5000 also includes growth stocks, which were the market's leaders in recent years. Of course, indexes have a big advantage over real-world funds because they are theoretical constructs that do not incur the actual operating and transaction costs that funds must bear.


TOTAL RETURNS                                             TEN YEARS ENDED
                                                         OCTOBER 31, 2000

                                       AVERAGE             FINAL VALUE OF
                                        ANNUAL                  A $10,000
                                        RETURN         INITIAL INVESTMENT
-------------------------------------------------------------------------
Vanguard Windsor II Fund                  17.6%                   $50,395
Average Large-Cap Value Fund              17.2                     49,016
Russell 1000 Value Index                  18.3                     53,805
Wilshire 5000 Index                       19.2                     57,709
-------------------------------------------------------------------------

     Nevertheless,                 our                fund's             expense
ratio (average expenses as a percentage of average net assets) of 0.37% is a fraction of the average peer's 1.28%, according to data from Lipper Inc. This gap may seem inconsequential, but we assure you that over time it is extremely important, giving our advisers a head start each year in their quest to provide superior returns. Over time, costs matter, since operating expenses and transaction costs reduce the returns that a fund passes on to its shareholders.

     While we hope to improve our relative returns versus competitors and our index benchmark in the future, we doubt that either the fund or the market will be able to match the absolute returns seen during the past ten years. The stock market's performance during the 1990-2000 decade was one of its best ever; returns were far above the 11% to 12% annual average for stocks over the past 75 years or so. Therefore, we caution against extrapolating the remarkable returns of the past decade into your investment plans. If you make modest assumptions and the market exceeds them, you'll merely get to your objectives sooner.

IN SUMMARY

The financial markets during the past 12 months certainly reinforced the importance of diversification. Just as it seemed that a single hot sector of the stock market was the only place to be, technology-related stocks swooned and value stocks came to the fore. And bonds--the asset class many investors forgot in the excitement of the bull market in stocks--posted solid results.

     Perhaps the one safe prediction for the next 12 months is that markets will continue to be quite unpredictable. But uncertainty and volatility--risk, to use a four-letter word--are constant companions for investors. A balanced investment program--a mix of short-term investments, bonds, and both value and growth stocks--can help you manage risk. Once you've built such a program in accordance with your objectives, time horizon, financial situation, and tolerance for market fluctuations, we recommend staying the course.

Sincerely,
/S/ JOHN J. BRENNAN
November 13, 2000


JOHN J. BRENNAN
Chairman and
Chief Executive Officer

--------------------------------------------------------------------------------
NOTICE OF CHANGE IN OWNERSHIP FOR BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

In July 2000, Old Mutual plc agreed to acquire United Asset Management Corporation (UAM), the parent company of Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), an investment adviser for Vanguard Windsor II Fund. UAM will continue to own BHMS, and the change in the parent company's ownership is not expected to have any practical effect on the fund. There will be no change in BHMS's role as the fund's investment adviser, in the personnel who advise the fund, or in the fees charged to the fund. However, as is required by the Investment Company Act of 1940, your fund's advisory contract with BHMS automatically terminated with the change in ownership.

     Accordingly, on September 14, 2000, your fund's board of trustees approved a new investment advisory contract with BHMS that took effect when the ownership of BHMS's parent company officially changed in early October. All of the terms of the new contract, except for its commencement and termination dates, are the same as those in the previous contract. Your board believes that, similar to the previous contract, the new advisory contract will enable the fund to obtain services of high quality at reasonable cost and that the new contract is in the best interests of the fund and its shareholders. (In 1993, your fund received permission from the U.S. Securities and Exchange Commission and from its shareholders for the trustees to enter into a new advisory agreement without the delay and expense of a shareholder vote. This special permission was made subject to several conditions, including the requirement that shareholders be notified of changes to the fund's investment advisory agreement.)

     In July, Old Mutual plc announced the terms of a tender offer under which it would acquire all of UAM's outstanding shares. The directors of UAM recommended that its shareholders accept Old Mutual's offer, and UAM tendered all of its shares. The acquisition became effective on October 5, 2000.

     BHMS, which is registered as an investment adviser with the Securities and Exchange Commission, is located at One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204. UAM began providing investment advisory services in December 1980. Today the principal operating subsidiaries of UAM manage both domestic and international investment portfolios for corporate, government, and union benefit plans; mutual funds; individuals; endowments; and foundations. Together with its subsidiaries, UAM manages or advises approximately $195 billion in assets.

ADVISER'S
 Report                               BARROW, HANLEY, MEWHINNEY & STRAUSS,  INC.

VANGUARD WINDSOR II FUND had a 7.2% return for the fiscal year ended October 31, consisting of a poor -3.4% return for the first half-year and an excellent 10.9% gain for the second six months. These results were less a reflection of the manager's competence than an illustration of the madness of the moment, something whose equal we are unlikely to see again.

THE INVESTMENT ENVIRONMENT

The past fiscal year should be viewed as having two distinct and nearly equal parts. Investors' attention, and the market's performance, were focused on one sector--technology--to an extreme degree. A lack of tech stocks in the fund hurt our performance through February; that same near-absence of tech names dramatically helped performance thereafter. Even though shareholders were clamoring for exposure to this area, most stocks were priced too high, given our assessment of their growth potential. Rather than join the parade, we held our ground. Although prices in the sector have fallen--dramatically, in many cases--we still believe that most of the very large names are far too pricey to justify purchase. Early in the fiscal year, talk about "new economy" and "old economy" was in every newspaper and magazine article, and yet there is but one economy. The real economy focuses on profit opportunities.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks with below-average price/earnings ratios, above-average dividend yields, and the prospect of above-average total returns.
--------------------------------------------------------------------------------

OUR SUCCESSES

Our electric utility holdings have been the fund's top contributors lately, with names like Entergy, Reliant Energy, and American Electric Power providing leadership. We believe the future for these and other electric utilities can be bright despite the uncertainties of deregulation. During the second half of the fiscal year, our better-performing stocks included Washington Mutual, Allstate, and John Hancock. These stocks' returns were influenced to some degree by declining interest rates, but even more by a significant improvement in investors' assessments of their business prospects. We feel that these and other holdings are underappreciated and continue to bear promise. Other top contributors for the fiscal second half included Phillips Petroleum and Philip Morris. Significant increases in Phillips Petroleum's revenues from oil and gas pushed that stock up. Philip Morris benefited from a growing perception that tobacco litigation was not a fatal threat.

OUR SHORTFALLS

Retailers, including Kmart and Sears, were weak, reflecting disappointing sales. It seems to us that inflation in energy prices must affect demand for consumer products. These issues are quite cheap and should rebound. Newell Rubbermaid is having problems passing along increased costs in its petroleum-based feedstocks. Service Corp. International's stock has reacted to financial fears that we regard as unfounded. The company is profitable and, although the funeral business is changing, it is a necessary industry. Once tax-loss selling comes to an end, the stock should rebound. In the oil-services sector, Halliburton has been weak due to a very slow flow of new orders in its marine construction division. This division probably will be sold, leaving the company much less subject to the oil industry's ups and downs. We are confident that 2001 will be a positive year for the entire energy industry.

THE FUND'S POSITIONING

Your fund is significantly overweighted, compared with any relevant market index, in two sectors: energy and electric utilities. We believe that after a long period of underinvestment on new production capacity in both areas, meaningful price increases are in store. Eventually, we'll see a dramatic change in infrastructure spending to increase supplies. Only then would we expect to see excess capacity in these industries.

     Windsor II continues to have very little exposure to the technology, telecommunications, and media sectors, whereas many indexes and portfolios have weightings of 10% to 30% in these industries. We see a real potential for excess capacity in these areas of the economy, as they have had large increases in investment in the past five years. If we are right, the very high relative and absolute prices of these stocks could create an opportunity for capital loss. The fund has a significant position in financial services, which is generally in line with our benchmarks.

     It is important to know that the fund's holdings have a weighted price/earnings ratio of 19.8, based on trailing 12-month earnings, which is only two-thirds of the P/E of the overall market, as measured by the Wilshire 5000 Index. At some point, investors will again care about dividends, and this fund has a significant yield advantage over most equity portfolios.

James P. Barrow, Portfolio Manager

November 10, 2000

PORTFOLIO CHANGES                             FISCAL YEAR ENDED OCTOBER 31, 2000

                                        COMMENTS
--------------------------------------------------------------------------------
ADDITIONS

Conoco  Class A*                        Bought this domestic oil stock with cash
                                        from sales of some oil-services stocks.
--------------------------------------------------------------------------------
Emerson Electric                        Good company, cheap stock.
--------------------------------------------------------------------------------
Watson Pharmaceuticals*                 Dynamic  company   that  had  a  falling
                                        stock price.
--------------------------------------------------------------------------------
Bristol-Myers Squibb                    Stock became cheap due to worries about
                                        expiring patents.
--------------------------------------------------------------------------------
Newell Rubbermaid                       Added  to  holdings  after price fell on
                                        earnings shortfall.
================================================================================
REDUCTIONS

Citigroup                               Stock seems ahead of itself.
--------------------------------------------------------------------------------
Ford Motor                              Earnings are peaking as autos are at the
                                        top of their cycle.
--------------------------------------------------------------------------------
Washington Mutual                       Reduced a large holding.
--------------------------------------------------------------------------------
Baker Hughes                            Reduced a large holding.
--------------------------------------------------------------------------------
Phillips Petroleum                      Reduced a large holding.
--------------------------------------------------------------------------------
SBC Communications                      Reduced a large holding.
--------------------------------------------------------------------------------
*New holding in portfolio.

                                                                     SEE PAGE 14
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                               FUND'S  HOLDINGS.

FUND PROFILE                                              As of October 31, 2000
 for Windsor II Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 11.

-------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                                 WILSHIRE
                                        FUND        BEST FIT*        5000
-------------------------------------------------------------------------
Number of Stocks                         272              740       6,768
Median Market Cap                     $29.6B           $41.6B      $46.1B
Price/Earnings Ratio                   19.8x            19.8x       29.8x
Price/Book Ratio                        3.0x             3.3x        4.5x
Yield                                   2.1%             1.8%        1.1%
Return on Equity                       19.6%            20.8%       22.8%
Earnings Growth Rate                    9.7%            10.9%       16.8%
Foreign Holdings                        4.3%             0.0%        0.0%
Turnover Rate                            26%               --          --
Expense Ratio                          0.37%               --          --
Cash Investments                        2.6%               --          --
-------------------------------------------------------------------------


--------------------------------------------
TEN LARGEST HOLDINGS
 (% of total net assets)

Allstate Corp.
 (insurance)                           3.0%
Entergy Corp.
 (electrical utilities)                2.6
Philip Morris Cos., Inc.
 (tobacco)                             2.6
American Electric Power Co., Inc.
 (electrical utilities)                2.5
Phillips Petroleum Co.
 (oil)                                 2.4
BP Amoco PLC ADR
 (oil)                                 2.3
Washington Mutual, Inc.
 (savings & loan)                      2.3
SBC Communications Inc.
(telecommunications)                   2.2
Schlumberger Ltd.
 (oil)                                 2.1
Citigroup, Inc.
 (financial services)                  2.1
-------------------------------------------
Top Ten                               24.1%
-------------------------------------------


----------------------------------------------------
VOLATILITY MEASURES

                                            WILSHIRE
               FUND     BEST FIT*     FUND      5000


R-Squared      0.93          1.00     0.41      1.00
Beta           0.99          1.00     0.66      1.00
----------------------------------------------------



----------------------------------------------------------
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)
                                                 WILSHIRE
                         FUND      BEST FIT*         5000

Auto & Transportation      0.7%          3.1%         1.7%
Consumer Discretionary    11.8           9.2         12.0
Consumer Staples           8.9           7.8          5.3
Financial Services        26.5          31.3         17.0
Health Care                5.3           8.6         12.4
Integrated Oils            9.5           7.2          3.1
Other Energy               8.9           2.5          2.6
Materials & Processing     4.0           3.8          2.5
Producer Durables          1.5           3.5          3.3
Technology                 3.1           4.7         26.4
Utilities                 15.4          15.7          8.7
Other                      4.4           2.6          5.0
----------------------------------------------------------
*Russell 1000 Value Index.


------------------------
INVESTMENT FOCUS

MARKET CAP         Large
STYLE              Value
------------------------
                                                           [PICTURE OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                                FUND INFORMATION

GLOSSARY
 of Investment Terms

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
for Windsor II Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                   October 31, 1990-October 31, 2000

               WINDSOR FUND        RUSSELL 1000 VALUE INDEX

1991                   36.6                            32.9
1992                   12.5                            10.7
1993                   19.5                            25.2
1994                    2.2                             0.8
1995                   23.1                            24.7
1996                   27.2                            23.7
1997                   31.3                            33.2
1998                   16.5                            14.8
1999                    4.6                            16.5
2000                    7.2                             5.5
--------------------------------------------------------------------------------
See Financial Highlights table on page 21 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                         OCTOBER 31, 1990-OCTOBER 31, 2000

             WINDSOR       AVERAGE       RUSSELL      WILSHIRE       S&P 500
             II FUND     LARGE-CAP    1000 VALUE    5000 INDEX         INDEX
                       VALUE FUND*         INDEX

199010         10000         10000         10000         10000         10000
199101         11795         11629         11459         11562         11420
199104         13062         12665         12494         12865         12562
199107         13534         13105         12933         13395         13087
199110         13661         13504         13289         13860         13350
199201         14281         14185         13685         14751         14011
199204         14803         14446         14412         14789         14325
199207         15447         14683         14949         15166         14760
199210         15369         14644         14706         15202         14679
199301         16392         15592         16002         16310         15493
199304         16795         15906         16835         16332         15648
199307         17509         16288         17749         16916         16049
199310         18367         17271         18406         17902         16872
199401         18864         17906         19064         18488         17488
199404         17890         16969         18067         17432         16480
199407         18298         17212         18394         17646         16877
199410         18774         17754         18549         18356         17524
199501         18657         17655         18559         18300         17581
199504         20492         19299         20339         20019         19359
199507         22060         20921         22230         22239         21283
199510         23108         21666         23128         23062         22158
199601         25941         23704         25686         25108         24378
199604         27044         24587         26421         26464         25208
199607         26563         23965         25762         25508         24810
199610         29387         26482         28617         28118         27497
199701         32534         29303         31769         31252         30800
199704         32886         29671         32382         31131         31543
199707         38722         35022         38340         37538         37745
199710         38577         34021         38113         36990         36327
199801         40618         35910         40381         39123         39089
199804         47002         40160         46041         44600         44497
199807         45830         39341         45129         43961         45024
199810         44948         38910         43764         42484         44315
199901         48251         43577         47740         49829         51788
199904         52710         46092         52528         52172         54207
199907         50678         45557         51893         52018         54120
199910         47003         45762         50997         53385         55691
200001         43548         45634         49185         56994         57146
200004         45426         47212         50491         58554         59697
200007         45718         46267         49300         57832         58978
200010         50395         49016         53805         57709         59083
--------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED OCTOBER 31, 2000     FINAL VALUE
                                 -------------------------------    OF A $10,000
                                  1 YEAR     5 YEARS   10 YEARS       INVESTMENT
--------------------------------------------------------------------------------
Windsor II Fund                     7.22%      16.88%     17.55%         $50,395
Average Large-Cap Value Fund*       7.11       17.74      17.23           49,016
Russell 1000 Value Index            5.52       18.40      18.33           53,805
Wilshire 5000 Index                 8.10       20.14      19.16           57,709
S&P 500 Index                       6.09       21.67      19.44           59,083
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

A REPORT
 on Your Fund's After-Tax Returns

This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.

     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

     Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.

PRE-TAX AND AFTER-TAX                             PERIODS ENDED OCTOBER 31, 2000
AVERAGE ANNUAL TOTAL RETURNS

                                ONE YEAR        FIVE YEARS     TEN YEARS
                           -----------------------------------------------------
                           PRE-TAX AFTER-TAX PRE-TAX AFTER-TAX PRE-TAX AFTER-TAX
--------------------------------------------------------------------------------
Vanguard Windsor II Fund      7.2%      3.9%   16.9%     13.8%   17.6%     14.9%
Average Large Value Fund*     7.6       5.5    15.4      12.6    16.0      13.3
--------------------------------------------------------------------------------
*Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.

     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it is very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives.

     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.
--------------------------------------------------------------------------------
A  NOTE  ABOUT  OUR   CALCULATIONS:   Pre-tax  total  returns  assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

                                                           [PICTURE OF COMPUTER]
                                         You can use Vanguard's online after-tax
                                                            return calculator at
                                                      www.vanguard.com/?aftertax
                                                    to customize the calculation
                                                       of your after-tax return.

FINANCIAL STATEMENTS
 October 31, 2000

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


--------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
WINDSOR II FUND                                     SHARES     (000)
--------------------------------------------------------------------
COMMON STOCKS (93.1%)(1)
--------------------------------------------------------------------
AUTO & TRANSPORTATION (0.7%)
   General Motors Corp.                          1,963,068  $  121,956
   Ford Motor Co.                                  451,453      11,794
   Delta Air Lines, Inc.                           123,800       5,850
   Burlington Northern
    Santa Fe Corp.                                 200,800       5,334
   PACCAR, Inc.                                    105,500       4,438
   TRW, Inc.                                        96,700       4,061
*  Navistar International Corp.                    121,600       4,020
   Union Pacific Corp.                              71,000       3,328
*  Continental Airlines, Inc.
    Class B                                         19,800       1,040
   Delphi Automotive
    Systems Corp.                                   50,400         791
*  Northwest Airlines Corp.
    Class A                                         19,000         542
   Kansas City Southern
    Industries, Inc.                                11,500         100
                                                          ------------
                                                            $  163,254
                                                          ------------
CONSUMER DISCRETIONARY (11.0%)
   Waste Management, Inc.                       24,746,597     494,932
   Sears, Roebuck & Co.                         12,742,100     378,823
*(2)Kmart Corp.                                 39,811,200     236,379
   Gannett Co., Inc.                             3,791,100     219,884
   Wal-Mart Stores, Inc.                         4,314,800     195,784
*  Cendant Corp.                                13,650,200     163,802
   Newell Rubbermaid, Inc.                       8,479,200     162,695
   The Walt Disney Co.                           4,253,832     152,340
   Target Corp.                                  5,090,000     140,611
   Tribune Co.                                   3,105,500     115,098
*  AT&T Corp.-Liberty Media
    Class A                                      5,250,000      94,500
   Kimberly-Clark Corp.                          1,295,000      85,470
   J.C. Penney Co., Inc.                         5,646,800      65,997
*(2)Service Corp. International                 24,745,700      57,224
   McDonald's Corp.                                254,800       7,899
   Eastman Kodak Co.                               132,800       5,959
   Darden Restaurants Inc.                         227,300       5,114
*  Toys R Us, Inc.                                 274,500       4,718
*  Convergys Corp.                                 105,000       4,574
   R.R. Donnelley & Sons Co.                       187,300       4,027
   Reader's Digest Assn., Inc.
    Class A                                        103,900       3,812
   Hasbro, Inc.                                    349,700       3,759
*  Viacom Inc. Class B                              65,991       3,753
*  Outback Steakhouse                              128,300       3,657
   Galileo International, Inc.                     175,800       3,472
   Wendy's International, Inc.                     151,200       3,289
   Whirlpool Corp.                                  74,000       3,219
*  Mandalay Resort Group                           146,300       3,045
*  AutoNation, Inc.                                447,100       3,018
*  Clear Channel
    Communications, Inc.                            38,100       2,288

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                                    SHARES       (000)
----------------------------------------------------------------------
*  AutoZone Inc.                                    81,400  $    2,183
   Time Warner, Inc.                                28,500       2,163
   May Department Stores Co.                        74,037       1,943
*  Jones Apparel Group, Inc.                        62,300       1,733
   Circuit City Stores, Inc.                       121,900       1,615
*  International Game Technology                    31,000       1,135
   Gillette Co.                                     19,400         677
*  Tricon Global Restaurants, Inc.                  21,300         639
   Hertz Corp. Class A                              16,400         539
   Harcourt General, Inc.                            7,700         432
   VF Corp.                                         14,300         391
                                                          ------------
                                                            $2,642,592
                                                          ------------
CONSUMER STAPLES (8.3%)
   Philip Morris Cos., Inc.                     16,906,400     619,197
   Anheuser-Busch Cos., Inc.                     8,416,800     385,069
   Procter & Gamble Co.                          4,498,800     321,383
   Imperial Tobacco Group ADR                   14,840,000     289,380
   PepsiCo, Inc.                                 3,643,300     176,472
   H.J. Heinz Co.                                2,536,900     106,391
   Sara Lee Corp.                                2,380,900      51,338
   The Coca-Cola Co.                               104,600       6,315
   Ralston Purina Group                            213,400       5,175
   IBP, Inc.                                       249,700       5,134
   R.J. Reynolds Tobacco
    Holdings, Inc.                                 140,200       5,012
   Brown-Forman Corp. Class B                       80,700       4,913
   Nabisco Holdings Corp. Class A                   74,400       4,022
   Nabisco Group Holdings Corp.                    105,000       3,032
   SuperValu Inc.                                  157,000       2,414
   McCormick & Co., Inc.                            71,200       2,256
   Tyson Foods, Inc.                               195,500       2,187
*  Safeway, Inc.                                    30,800       1,684
                                                          ------------
                                                            $1,991,374
                                                          ------------
FINANCIAL SERVICES (24.7%)
   Allstate Corp.                               18,172,344     731,437
   Washington Mutual, Inc.                      12,397,230     545,478
   Citigroup, Inc.                               9,691,239     510,001
   Bank of America Corp.                         9,828,612     472,388
   American International
    Group, Inc.                                  4,676,241     458,272
   Bank One Corp.                               11,435,605     417,400
   The Chase Manhattan Corp.                     7,988,084     363,458
   First Union Corp.                            11,213,402     339,906
   Wells Fargo & Co.                             7,061,300     327,026
   Fannie Mae                                    4,215,700     324,609
   Aon Corp.                                     6,736,062     279,126
*  John Hancock Financial
    Services, Inc.                               7,512,300     237,576
   American General Corp.                        2,128,600     171,352
   PNC Financial Services Group                  2,381,022     159,231
   Morgan Stanley Dean
   Witter & Co.                                  1,614,300     129,648
   U.S. Bancorp                                  4,324,900     104,609
   J.P. Morgan & Co., Inc.                         614,100     101,634
   National City Corp.                             961,500      20,552
   American Express Co.                            236,700      14,202
   Conseco Inc.                                  2,024,000      14,042
   Merrill Lynch & Co., Inc.                       189,800      13,286
   The Bank of New York Co., Inc.                  181,600      10,453
   Mellon Financial Corp.                          197,900       9,549
   CIGNA Corp.                                      77,600       9,463
   FleetBoston Financial Corp.                     230,584       8,762
   Freddie Mac                                     126,300       7,578
   Marsh & McLennan Cos., Inc.                      49,300       6,446
   St. Paul Cos., Inc.                             122,200       6,263
   MGIC Investment Corp.                            91,700       6,247
   Golden West Financial Corp.                     109,800       6,156
   Nationwide Financial
    Services, Inc.                                 118,600       5,767
   Loews Corp.                                      63,000       5,729
   Bear Stearns Co., Inc.                           94,100       5,705
   SouthTrust Corp.                                173,300       5,611
   Dime Bancorp, Inc.                              218,400       5,337
   First Data Corp.                                104,200       5,223
   The Hartford Financial Services
    Group Inc.                                      69,400       5,166
   Golden State Bancorp Inc.                       196,700       5,139
   Countrywide Credit
    Industries, Inc.                               135,555       5,075
   A.G. Edwards & Sons, Inc.                        97,950       4,971
   The PMI Group Inc.                               66,350       4,902
   Hibernia Corp. Class A                          365,800       4,367
   Compass Bancshares Inc.                         223,400       4,063
   Heller Financial, Inc.                          138,800       4,060
   Deluxe Corp.                                    174,500       3,937
   State Street Corp.                               31,400       3,917
   UnionBanCal Corp.                               185,790       3,902
   Dow Jones & Co., Inc.                            66,000       3,886
   Northern Trust Corp.                             45,000       3,842
   Huntington Bancshares Inc.                      211,860       3,045
   First Virginia Banks, Inc.                       70,500       2,917
   Equity Residential Properties
    Trust REIT                                      59,000       2,777
   The Goldman Sachs Group, Inc.                    24,900       2,485
   Associates First Capital Corp.                   66,500       2,469
   GATX Corp.                                       58,400       2,456
   Stilwell Financial, Inc.                         46,000       2,061
*  CNA Financial Corp.                              54,700       1,997
   Associated Banc-Corp.                            82,940       1,996
   Duke Realty Investments,
    Inc. REIT                                       80,100       1,897
   Lehman Brothers Holdings, Inc.                   29,400       1,896
   Equity Office Properties
    Trust REIT                                      61,900       1,865
   Archstone Communities
    Trust REIT                                      66,400       1,565
   ProLogis Trust REIT                              70,900       1,489
   Mercantile Bankshares Corp.                      37,300       1,403

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
WINDSOR II FUND                                     SHARES       (000)
----------------------------------------------------------------------
   Public Storage, Inc. REIT                        61,800  $    1,391
   Commerce Bancshares, Inc.                        36,603       1,315
   Household International, Inc.                    26,000       1,308
   Automatic Data Processing, Inc.                  17,800       1,163
*  DST Systems, Inc.                                15,400         949
   Simon Property Group, Inc. REIT                  40,800         910
   SunTrust Banks, Inc.                             16,700         815
   Comdisco, Inc.                                   64,600         795
   Spieker Properties, Inc. REIT                    12,800         709
   M & T Bank Corp.                                 14,000         703
   MBNA Corp.                                       17,100         642
   Firstar Corp.                                    23,600         465
   Erie Indemnity Co. Class A                        5,700         159
   Charter One Financial                             2,415          55
                                                          ------------
                                                            $5,940,446
                                                          ------------
HEALTH CARE (4.9%)
   Bristol-Myers Squibb Co.                      6,402,300     390,140
   American Home
    Products Corp.                               4,129,500     262,223
*  Watson Pharmaceuticals, Inc.                 2,987,000      186,874
   HCA-The Healthcare Co.                        3,563,500     142,317
   Johnson & Johnson                             1,527,500     140,721
   Merck & Co., Inc.                               269,400      24,229
   Abbott Laboratories                             282,300      14,909
   UnitedHealth Group Inc.                          74,300       8,127
   Tenet Healthcare Corp.                          165,000       6,487
   Baxter International, Inc.                       45,000       3,698
*  Chiron Corp.                                    69,100        2,993
   C.R. Bard, Inc.                                  48,500       2,031
   Pharmacia Corp.                                  35,272       1,940
   DENTSPLY International Inc.                      52,400       1,818
                                                          ------------
                                                            $1,188,507
                                                          ------------
INTEGRATED OILS (8.8%)
   Phillips Petroleum Co.                        9,484,400     585,662
   BP Amoco PLC ADR                             11,098,572     565,334
   Occidental Petroleum Corp.                   18,342,300     364,553
(2)Conoco Inc. Class A                           9,900,000     255,544
   Exxon Mobil Corp.                             1,955,928     174,444
   Unocal Corp.                                  4,222,600     144,096
   Chevron Corp.                                   157,300      12,918
   Texaco Inc.                                     145,200       8,576
   Kerr-McGee Corp.                                 77,600       5,068
(2)Conoco Inc. Class B                             135,900       3,695
   Amerada Hess Corp.                               53,700       3,329
                                                          ------------
                                                            $2,123,219
                                                          ------------

OTHER ENERGY (8.2%)
 Schlumberger Ltd.                               6,775,600     515,793
 Baker Hughes, Inc.                             14,796,000     508,612
 Halliburton Co.                                11,555,700     428,283
 Williams Cos., Inc.                             6,191,546     258,884
 Enron Corp.                                     1,723,100     141,402
 Transocean Sedco Forex Inc.                     2,232,631     118,329
 Apache Corp.                                       81,200       4,491
 Ultramar Diamond
  Shamrock Corp.                                   145,700       3,825
 EOG Resources, Inc.                                81,700       3,217
 Anadarko Petroleum Corp.                           15,424         988
                                                          ------------
                                                            $1,983,824
                                                          ------------
MATERIALS & PROCESSING (3.7%)
(2)Fort James Corp.                             13,072,100     430,562
   Dow Chemical Co.                              4,372,400     133,905
(2)Millennium Chemicals, Inc.                    7,368,142     118,811
   Hanson PLC ADR                                3,995,350     104,878
(2)Crompton Corp.                                6,238,569      49,909
   E.I. du Pont de Nemours & Co.                   172,387       7,822
   Archer-Daniels-Midland Co.                      605,850       6,664
   Praxair, Inc.                                   129,000       4,805
*  American Standard Cos., Inc.                    103,900       4,766
   Boise Cascade Corp.                             148,600       4,263
   The Timber Co.                                  143,900       4,074
   Engelhard Corp.                                 190,100       3,968
   Lafarge Corp.                                   171,800       3,243
   Eastman Chemical Co.                             74,500       3,194
   Fluor Corp.                                      77,200       2,702
   Johns Manville Corp.                            220,000       2,021
   Alcoa Inc.                                       70,400       2,020
   Temple-Inland Inc.                               32,000       1,432
   Westvaco Corp.                                   18,500         527
   International Paper Co.                           9,600         352
                                                          ------------
                                                            $  889,918
                                                          ------------
PRODUCER DURABLES (1.4%)
   Emerson Electric Co.                          4,091,000     300,433
   The Boeing Co.                                  205,500      13,935
   Northrop Grumman Corp.                           61,700       5,183
   Cooper Industries, Inc.                         134,400       5,141
   United Technologies Corp.                        72,396       5,054
   Pitney Bowes, Inc.                              121,300       3,601
   Caterpillar, Inc.                                49,200       1,725
                                                          ------------
                                                            $  335,072
                                                          ------------
TECHNOLOGY (2.9%)
   International Business
    Machines Corp.                               2,275,000     224,088
   Electronic Data Systems Corp.                 3,619,300     169,881
   Intel Corp.                                   2,573,000     115,785
   Compaq Computer Corp.                         3,261,500      99,182
*  Microsoft Corp.                                 527,000      36,297
   Hewlett-Packard Co.                             246,200      11,433
*  Seagate Technology Inc.                          92,700       6,477
   Motorola, Inc.                                  227,000       5,661
*  Intuit, Inc.                                     81,000       4,976
*  KEMET Corp.                                     142,500       3,972
   Rockwell International Corp.                     84,700       3,330
   AVX Corp.                                       102,200       2,925
*  Advanced Micro Devices, Inc.                    127,000       2,873
*  Computer Sciences Corp.                          41,100       2,589
*  Apple Computer, Inc.                            104,600       2,046

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                                    SHARES       (000)
----------------------------------------------------------------------
*  American Management
    Systems, Inc.                                   23,400  $      506
*  3Com Corp.                                       13,900         247
                                                          ------------
                                                            $  692,268
                                                          ------------
UTILITIES (14.3%)
(2)Entergy Corp.                                16,284,200     623,888
   American Electric Power
    Co., Inc.                                   14,726,060     611,131
   SBC Communications Inc.                       9,130,047     526,690
   Verizon Communications                        7,702,654     445,310
   Reliant Energy, Inc.                         10,594,900     437,702
(2)FirstEnergy Corp.                            12,083,777     312,668
   Xcel Energy, Inc.                             4,214,500     107,733
   Public Service Enterprise
    Group, Inc.                                  2,445,400     101,484
*  WorldCom, Inc.                                4,041,172      95,978
   AT&T Corp.                                    4,010,745      92,999
   BellSouth Corp.                                 439,800      21,248
*  Comcast Corp. Special Class A                   157,000       6,398
   TXU Corp.                                       167,200       6,197
   Exelon Corp.                                    100,450       6,040
   PPL Corp.                                       132,688       5,465
   GPU, Inc.                                       155,200       5,131
   DTE Energy Co.                                  142,000       5,130
   Telephone & Data Systems, Inc.                   46,100       4,864
   Sprint Corp.                                    177,180       4,518
*  Qwest Communications
   International Inc.                               92,511       4,498
*  XO Communications Inc.                          119,500       4,031
   Duke Energy Corp.                                46,300       4,002
   Cinergy Corp.                                   121,000       3,706
   Pinnacle West Capital Corp.                      76,700       3,332
*  U.S. Cellular Corp.                              50,500       3,232
   Sempra Energy                                   154,900       3,204
   Ameren Corp.                                     79,700       3,168
   Edison International                            102,100       2,438
   CP&L, Inc.                                       50,600       2,040
   PG&E Corp.                                       72,600       1,956
   ALLTEL Corp.                                     30,200       1,946
   Kinder Morgan, Inc.                              30,000       1,157
   Southern Co.                                     12,400         364
*  Level 3 Communications, Inc.                      3,300         157
                                                          ------------
                                                            $3,459,805
                                                          ------------
OTHER (4.2%)
   General Electric Co.                          6,569,200     360,074
   Honeywell International Inc.                  6,025,362     324,240
(2)ITT Industries, Inc.                          8,916,800     290,353
   Minnesota Mining &
    Manufacturing Co.                              101,600       9,817
   Fortune Brands, Inc.                            201,300       5,926
   Johnson Controls, Inc.                           89,800       5,354
*  Thermo Electron Corp.                           154,700       4,486
*  FMC Corp.                                        38,800       2,949
   Crane Co.                                        34,200         896
                                                          ------------
                                                            $1,004,095
                                                          ------------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $17,799,055)                                      $22,414,374
----------------------------------------------------------------------
                                                      Face
                                                    Amount
                                                     (000)
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.3%)(1)
----------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(3)6.54%, 1/25/2001                               $ 25,000  $   24,615
FEDERAL NATIONAL MORTGAGE ASSN.
(3)6.54%, 1/24/2001                                 35,000  $   34,474
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.56%, 11/1/2000                              1,698,345  $1,698,345
   6.58%, 11/1/2000--Note G                          4,120      4,120
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (Cost $1,761,564)                                        $1,761,554
----------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
   (Cost $19,560,619)                                      $24,175,928
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
----------------------------------------------------------------------
Other Assets--Note C                                           216,763
Liabilities--Note G                                           (322,786)
                                                          ------------
                                                              (106,023)
                            `                             ------------
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
Applicable to 872,618,430 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                               $24,069,905
======================================================================

NET ASSET VALUE PER SHARE                                       $27.58
======================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.

(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 97.4% and 3.0%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $2,379,033,000.
(3)Securities with an aggregate value of $59,089,000 have been segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

-----------------------------------------------------------------------
                                                    AMOUNT         PER
WINDSOR II FUND                                      (000)       SHARE
-----------------------------------------------------------------------
AT OCTOBER 31, 2000, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------
Paid in Capital--Note E                        $18,212,531      $20.87
Undistributed Net
  Investment Income                                158,735         .18
Accumulated Net
  Realized Gains--Note E                         1,135,931        1.30
Unrealized Appreciation
  (Depreciation)--Note F
  Investment Securities                          4,615,309        5.29
  Futures Contracts                                (52,601)       (.06)
-----------------------------------------------------------------------
NET ASSETS                                     $24,069,905       $27.58
=======================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------
                                                               WINDSOR II FUND
                                                   YEAR ENDED OCTOBER 31, 2000
                                                                         (000)
-------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends*                                                          $ 563,303
 Interest                                                               99,399
 Security Lending                                                        1,786
-------------------------------------------------------------------------------
  Total Income                                                         664,488
-------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee                                                             30,354
  Performance Adjustment                                                (6,281)
 The Vanguard Group--Note C
  Management and Administrative                                         62,100
  Marketing and Distribution                                             3,412
 Custodian Fees                                                             85
 Auditing Fees                                                              28
 Shareholders' Reports                                                     760
 Trustees' Fees and Expenses                                                34
-------------------------------------------------------------------------------
  Total Expenses                                                        90,492
  Expenses Paid Indirectly--Note D                                      (3,825)
-------------------------------------------------------------------------------
  Net Expenses                                                          86,667
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                  577,821
-------------------------------------------------------------------------------
REALIZED NET GAIN
 Investment Securities Sold*                                         1,389,813
 Futures Contracts                                                      84,282
-------------------------------------------------------------------------------
REALIZED NET GAIN                                                    1,474,095
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                (793,181)
 Futures Contracts                                                     (71,695)
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                      (864,876)
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $1,187,040
===============================================================================
*Dividend   income  and  realized  net  loss  from  affiliated   companies  were
$137,047,000 and $(802,507,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------
                                                         WINDSOR II FUND
                                                      YEAR ENDED OCTOBER 31,
                                                    -------------------------
                                                          2000          1999
                                                         (000)         (000)
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                               $ 577,821     $ 670,002
 Realized Net Gain                                   1,474,095     2,600,015
 Change in Unrealized Appreciation (Depreciation)     (864,876)   (1,931,112)
-----------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations 1,187,040     1,338,905
-----------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                (642,217)     (741,695)
 Realized Capital Gain                              (2,514,938)   (2,559,664)
-----------------------------------------------------------------------------
  Total Distributions                               (3,157,155)   (3,301,359)
-----------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                              2,976,235     6,123,676
 Issued in Lieu of Cash Distributions                3,004,773     3,148,067
 Redeemed                                          (10,481,817)   (6,407,121)
-----------------------------------------------------------------------------
  Net Increase (Decrease) from Capital
   Share Transactions                               (4,500,809)    2,864,622
-----------------------------------------------------------------------------
Total Increase (Decrease)                           (6,470,924)      902,168
-----------------------------------------------------------------------------
NET ASSETS
 Beginning of Year                                  30,540,829    29,638,661
-----------------------------------------------------------------------------
End of Year                                        $24,069,905   $30,540,829
=============================================================================

1Shares Issued (Redeemed)
 Issued                                                118,060       198,010
 Issued in Lieu of Cash Distributions                  120,577       109,009
 Redeemed                                             (417,883)     (209,049)
-----------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding       (179,246)       97,970
=============================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.



---------------------------------------------------------------------------------------------------------
                                                                           Windsor II Fund
                                                                        Year Ended October 31,
                                                             --------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                  2000      1999     1998     1997      1996
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $29.03    $31.07   $29.36   $24.04    $20.06
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .64       .64      .65      .64       .62
  Net Realized and Unrealized Gain (Loss) on Investments      1.08       .73     3.91     6.47      4.63
---------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          1.72      1.37     4.56     7.11      5.25
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.67)     (.74)    (.66)    (.63)     (.58)
  Distributions from Realized Capital Gains                 (2.50)    (2.67)   (2.19)   (1.16)     (.69)
---------------------------------------------------------------------------------------------------------
    Total Distributions                                     (3.17)    (3.41)   (2.85)   (1.79)    (1.27)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                $27.58    $29.03   $31.07   $29.36    $24.04
=========================================================================================================

TOTAL RETURN                                                 7.22%     4.57%   16.51%   31.27%    27.17%
=========================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                       $24,070   $30,541  $29,639  $22,568   $14,758
  Ratio of Total Expenses to Average Net Assets              0.37%     0.37%    0.41%    0.37%     0.39%
  Ratio of Net Investment Income to Average Net Assets       2.36%     2.08%    2.16%    2.49%     2.92%
  Portfolio Turnover Rate                                      26%       26%      31%      30%       32%
=========================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc.; Equinox Capital Management, Inc.; and Tukman Capital Management, Inc., provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fees thus computed for Barrow, Hanley, Mewhinney & Strauss, Inc., are subject to quarterly adjustments based on performance relative to the S&P/BARRA Value Index; such fees for Equinox Capital Management, Inc., are subject to quarterly adjustments based on performance relative to the Russell 1000 Value Index; such fees for Tukman Capital Management, Inc., are subject to quarterly adjustments based on performance relative to the S&P 500 Index.

     The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $414,000 for the year ended October 31, 2000.

     For the year ended October 31, 2000, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of average net assets before a decrease of $6,281,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2000, the fund had contributed capital of $4,415,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 4.4% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended October 31, 2000, these arrangements reduced the fund's expenses by $3,825,000 (an annual rate of 0.02% of average net assets).

E. During the year ended October 31, 2000, the fund purchased $5,822,673,000 of investment securities and sold $12,599,936,000 of investment securities, other than temporary cash investments.

     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $321,828,000 from accumulated net realized gains to paid in capital.

F. At October 31, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $4,615,309,000, consisting of unrealized gains of $6,923,211,000 on securities that had risen in value since their purchase and $2,307,902,000 in unrealized losses on securities that had fallen in value since their purchase.

     At October 31, 2000, the aggregate settlement value of open futures contracts expiring in December 2000 and the related unrealized depreciation were:


--------------------------------------------------------------------------------
                                                                 (000)
                                                         -----------------------
                                                      AGGREGATE
                                    NUMBER OF        SETTLEMENT       UNREALIZED
FUTURES CONTRACTS              LONG CONTRACTS             VALUE     DEPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index                           2,686          $967,094        $(48,977)
S&P MidCap 400 Index                      275            71,672          (3,624)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

G. The market value of securities on loan to broker/dealers at October 31, 2000, was $3,999,000 for which the fund held cash collateral of $4,120,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT
 of Independent Accountants

To the Shareholders and Trustees of Vanguard Windsor II Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor II Fund (the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 29, 2000




--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR VANGUARD WINDSOR II FUND

This information for the fiscal year ended October 31, 2000, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,439,406,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

For corporate shareholders, 92.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

THE PEOPLE

Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.

ROBERT A. DISTEFANO, Information Technology.

JAMES H. GATELY, Direct Investor Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MACKINNON, Fixed Income Group.

F. WILLIAM MCNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD, Chief Financial Officer.

GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

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